SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Sep. 30, 2025	Sep. 30, 2024
Deferred Tax Assets:
Operating loss carryforward	$ 454,843	$ 38,575
Start-up costs		1,103
Total Deferred Tax Assets	454,843	39,678
Deferred Tax Liabilities:
Depreciation	(295)	(225)
Total deferred tax liabilities	(295)	(225)
Net deferred tax assets	454,549	39,453
Valuation allowance	(454,549)	(39,453)
Total net deferred tax assets